Supplement dated October 3, 2013
to the Prospectus, as supplemented, of the following fund:
Fund	Prospectus Dated
Columbia Funds Series Trust II
Columbia Global Equity Fund	2/28/2013
Effective October 1, 2013, the following changes are made to the Fund’s prospectus:
The list of portfolio managers under the caption “Fund Management” in the “Summary of the Fund” section is hereby superseded and replaced with the following information:
Portfolio Manager	Title	Role with Fund	Managed Fund Since
Neil Robson	Fund Manager	Portfolio Manager	April 2013
Pauline Grange	Fund Manager	Deputy Portfolio Manager	October 2013
The rest of the section remains the same.
The list of portfolio managers under the caption “Fund Management and Compensation — Portfolio Manager” in the “More Information About the Fund” section is hereby superseded and replaced with the following information:
Portfolio Manager	Title	Role with Fund	Managed Fund Since
Neil Robson	Fund Manager	Portfolio Manager	April 2013
Pauline Grange	Fund Manager	Deputy Portfolio Manager	October 2013
Mr. Robson joined Threadneedle in 2011 as a global equity fund manager. Prior to joining Threadneedle, Mr. Robson was a fund manager at Martin Currie Investment Management. Prior to joining Martin Currie in 2010, Mr. Robson was Head of Global Equities and then Head of Equities at Pioneer Asset Management, having joined in 2003. Mr. Robson began his investment career in 1986 and earned a BSc (Hons) from the University of Bristol.
Ms. Grange joined Threadneedle in 2007 as a global equity fund manager. Ms. Grange heads the telecommunications and utilities sector research team and is the deputy head of the technology sector research team. Prior to joining Threadneedle, Ms. Grange was a fund manager at Investec Asset Management. Ms. Grange began her investment career in 2000 and earned a BSc (Hons) in Finance from the University of Cape Town.
The rest of the section remains the same.
Shareholders should retain this Supplement for future reference.
SUP155_10_001_(10/13)